OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statutory Prospectus and Statement of Additional Information
dated July 29, 2014

Effective as of the date of this supplement, any references to Delaware Service Company, Inc. in the Funds’ Statutory Prospectus and Statement of Additional Information (SAI) should be replaced with Delaware Investments Fund Services Company. In connection with this item, the following replaces the sections of the SAI entitled “Investment Manager and Other Service Providers – Fund Accountant” and “Investment Manager and Other Service Providers – Administrative and Transfer Agency Services”:

Fund Accountant
The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating each Fund’s NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. Effective Nov. 1, 2014, Delaware Investments Fund Services Company (“DIFSC”) provides fund accounting and financial administration oversight services to the Funds. Prior to this time, Delaware Service Company, Inc. (“DSC”) provided fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all funds on a relative NAV basis.

During the past three fiscal years, the Funds paid the following amounts to BNY Mellon for fund accounting and financial administration services:

Fund	Fiscal Year Ended 3/31/12	Fiscal Year Ended 3/31/13	Fiscal Year Ended 3/31/14
Optimum Large Cap Growth Fund	$249,539	$274,992	$339,720
Optimum Large Cap Value Fund	$237,786	$266,225	$329,839
Optimum Small-Mid Cap Growth Fund	$109,730	$117,390	$133,768
Optimum Small-Mid Cap Value Fund	$102,483	$114,217	$130,920
Optimum International Fund	$96,836	$110,825	$182,119
Optimum Fixed Income Fund	$384,820	$464,998	$512,235

During the past three fiscal years, the Funds paid the following amounts to DSC for fund accounting and financial administration oversight services:

Fund	Fiscal Year Ended 3/31/12	Fiscal Year Ended 3/31/13	Fiscal Year Ended 3/31/14
Optimum Large Cap Growth Fund	$35,822	$39,447	$57,183
Optimum Large Cap Value Fund	$34,135	$38,188	$54,998
Optimum Small-Mid Cap Growth Fund	$15,752	$16,840	$22,471
Optimum Small-Mid Cap Value Fund	$14,712	$16,384	$21,962
Optimum International Fund	$13,901	$16,122	$30,295
Optimum Fixed Income Fund	$55,245	$66,700	$85,309

Administrative and Transfer Agency Services
           Effective Nov. 1, 2014, DIFSC, an affiliate of the Manager located at 2005 Market Street, Philadelphia, PA 19103-7094, also provides the Trust with administrative services including: preparation, filing and maintaining governing documents; preparation of materials and reports for the Board; and preparation and filing of registration statements and other regulatory filings. DIFSC makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For providing these administrative services, each Fund pays DIFSC the following fee as a percentage of the Fund's average daily net assets (plus out-of-pocket expenses): 0.120% of assets up to $500 million; 0.095% of assets from $500 million to $1 billion; and 0.070% of assets over $1 billion.

In addition, effective Nov. 1, 2014, DIFSC serves as the shareholder servicing, dividend disbursing, and transfer agent for each Fund. DIFSC is an affiliate of the Manager and is a subsidiary of DMHI and, therefore, of Macquarie. Prior to Nov. 1, 2014, DSC provided both administrative and transfer agency services to the Funds.

For providing these transfer agency services, the Trust pays DIFSC a fee at an annual rate of 0.200% of the Trust's total average daily net assets, subject to a minimum fee of $2,000 per class per Fund each month, plus out-of-pocket expenses. DIFSC will bill, and the Funds will pay, such compensation monthly.

DIFSC may also contract to compensate selling dealers for providing certain services to Fund shareholders. These payments are made out of DIFSC's compensation. In addition to the asset-based fee that LPL receives for services provided as consultant to the Manager, LPL has entered into an omnibus shareholder services agreement with DIFSC and DIFSC pays LPL compensation at a rate of $16 per year for each Fund shareholder account it provides services for pursuant to the omnibus agreement.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides sub-transfer agency services to the Funds. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Funds or payment of redemptions. The proceeds of this investment program are used to offset the Funds’ transfer agency expenses.

Effective as of the date of this supplement, the following replaces the fourth paragraph in the section of the SAI entitled, “Determining Offering Price and Net Asset Value”:

The NAV per share for each share class of each Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class.  In determining each Fund’s total net assets, equity securities, except those traded on the Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing, which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, each Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the NYSE.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Please keep this supplement for future reference.

This Supplement is dated March 2, 2015.